Supplemental Information

MREIC

June 30, 2014

SIEMENS

BUD LIGHT

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

2

Consolidated Balance Sheets
	June 30,	September 30,
	2014	2013
ASSETS	(unaudited)
Real Estate Investments:
Land	$ 106,345,267	$ 97,400,859
Buildings and Improvements	607,572,631	530,493,968
Total Real Estate Investments	713,917,898	627,894,827
Accumulated Depreciation	(102,874,886)	(91,095,415)
Net Real Estate Investments	611,043,012	536,799,412

Cash and Cash Equivalents	42,715,197	12,404,512
Securities Available for Sale at Fair Value	60,642,153	45,451,740
Tenant and Other Receivables	418,563	889,645
Deferred Rent Receivable	3,467,618	3,158,286
Prepaid Expenses	3,128,777	2,201,270
Financing Costs, net of Accumulated Amortization of
$3,519,701 and $3,061,640, respectively	4,329,219	3,823,919
Lease Costs, net of Accumulated Amortization of
$1,749,413 and $1,414,861, respectively	2,668,122	2,183,772
Intangible Assets, net of Accumulated Amortization of
$9,387,746 and $8,333,680, respectively	6,844,117	6,727,360
Other Assets	4,135,188	3,600,950
TOTAL ASSETS	$ 739,391,966	$ 617,240,866

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 279,866,364	$ 250,093,382
Loans Payable	25,200,000	22,200,000
Accounts Payable and Accrued Expenses	5,189,066	5,404,883
Other Liabilities	5,596,935	3,627,630
Total Liabilities	315,852,365	281,325,895

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of June 30,	53,493,750	53,493,750
2014 and September 30, 2013, respectively
Series B – 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of June 30, 2014 and	57,500,000	57,500,000
September 30, 2013, respectively
Common Stock – $0.01 Par Value Per Share: 200,000,000
And 67,700,000 Shares Authorized as of June 30, 2014
and September 30, 2013, respectively; 56,349,045 and
44,488,509 Shares Issued and Outstanding as of
June 30, 2014 and September 30, 2013, respectively	563,490	444,885
Excess Stock – $0.01 Par Value Per Share: 200,000,000 and
5,000,000 Shares Authorized as of June 30, 2014 and
September 30, 2013, respectively; No Shares Issued or Outstanding	-0-	-0-
Additional Paid-In Capital	308,045,595	222,487,068
Accumulated Other Comprehensive Income	3,936,766	1,989,268
Undistributed Income	-0-	-0-
Total Shareholders' Equity	423,539,601	335,914,971
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 739,391,966	$ 617,240,866

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

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Consolidated Statements of Income
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
INCOME:
Rental Revenue	$13,383,738	$11,712,134	$41,039,489	$34,759,795
Reimbursement Revenue	2,356,132	2,342,130	6,706,841	5,428,168
Lease Termination Income	1,182,890	-0-	1,182,890	690,730
TOTAL INCOME	16,922,760	14,054,264	48,929,220	40,878,693

EXPENSES:
Real Estate Taxes	1,997,324	1,731,667	5,626,181	4,013,129
Operating Expenses	865,519	959,643	2,714,499	2,453,443
General & Administrative Expenses	1,505,292	1,405,833	3,954,011	3,645,241
Acquisition Costs	-0-	74,137	462,864	459,999
Depreciation	3,991,113	3,193,923	11,779,471	9,583,380
Amortization of Lease Costs and Intangible Assets	451,338	480,807	1,346,023	1,451,523
TOTAL EXPENSES	8,810,586	7,846,010	25,883,049	21,606,715

OTHER INCOME (EXPENSE):
Interest and Dividend Income	941,924	844,001	2,877,486	2,972,026
Gain on Sale of Securities Transactions, net	907,171	1,062,614	1,483,245	6,976,086
Interest Expense	(4,170,104)	(3,764,949)	(12,230,617)	(11,483,255)
Amortization of Financing Costs	(197,617)	(164,476)	(535,297)	(497,361)
TOTAL OTHER INCOME (EXPENSE)	(2,518,626)	(2,022,810)	(8,405,183)	(2,032,504)

INCOME FROM CONTINUING OPERATIONS	5,593,548	4,185,444	14,640,988	17,239,474

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	-0-	(4,898)	-0-	291,560

NET INCOME	5,593,548	4,180,546	14,640,988	17,531,034

Less: Preferred Dividend	2,151,758	2,151,758	6,455,274	6,455,274

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$3,441,790	$2,028,788	$8,185,714	$11,075,760

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

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FFO, Core FFO, AFFO, NOI and EBITDA Reconciliations
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Revenues
Rental Revenue	$13,383,738	$11,712,134	$41,039,489	$34,759,795
Reimbursement Revenue	2,356,132	2,342,130	6,706,841	5,428,168
Total Rental and Reimbursement Revenue	15,739,870	14,054,264	47,746,330	40,187,963

Expenses
Real Estate Taxes	1,997,324	1,731,667	5,626,181	4,013,129
Operating Expenses	865,519	959,643	2,714,499	2,453,443
Total Expenses	2,862,843	2,691,310	8,340,680	6,466,572

Net Operating Income - NOI	12,877,027	11,362,954	39,405,650	33,721,391

Lease Termination Income	1,182,890	-0-	1,182,890	690,730
Interest and Dividend Income	941,924	844,001	2,877,486	2,972,026
Net Operating Loss from Discontinued Operations	-0-	(4,898)	-0-	(41,391)
General & Administrative Expenses	(1,505,292)	(1,405,833)	(3,954,011)	(3,645,241)

EBITDA	13,496,549	10,796,224	39,512,015	33,697,515

Interest Expense	(4,170,104)	(3,764,949)	(12,230,617)	(11,483,255)
Gain on Sale of Securities Transactions, net	907,171	1,062,614	1,483,245	6,976,086
Acquisition Costs	-0-	(74,137)	(462,864)	(459,999)
Preferred Dividend	(2,151,758)	(2,151,758)	(6,455,274)	(6,455,274)
Amortization of Financing and Lease Costs	(310,559)	(260,580)	(871,780)	(794,775)

Funds From Operations - FFO	7,771,299	5,607,414	20,974,725	21,480,298

Depreciation Expense (including Discontinued Operations)	(3,991,113)	(3,193,923)	(11,779,471)	(9,596,223)
Gain on Sale of Investment Property	-0-	-0-	-0-	345,794
Amortization of Intangible Assets	(338,396)	(384,703)	(1,009,540)	(1,154,109)

Net Income Attributable to Common Shareholders	3,441,790	2,028,788	8,185,714	11,075,760

Funds From Operations - FFO	7,771,299	5,607,414	20,974,725	21,480,298

Acquisition Costs	-0-	74,137	462,864	459,999

Core Funds From Operations - Core FFO	7,771,299	5,681,551	21,437,589	21,940,297

Lease Termination Income	(1,182,890)	-0-	(1,182,890)	(690,730)
Gain on Sale of Securities Transactions, net	(907,171)	(1,062,614)	(1,483,245)	(6,976,086)
Stock Compensation Expense	85,137	81,562	256,770	242,651
Amortization of Financing and Lease Costs	310,559	260,580	871,780	794,775
Straight-lined Rents	65,364	(168,471)	(309,332)	(891,666)
Recurring Capital Expenditures	(218,595)	(67,636)	(510,965)	(244,440)

Adjusted Funds From Operations - AFFO	5,923,703	4,724,972	19,079,707	14,174,801

EBITDA	13,496,549	10,796,224	39,512,015	33,697,515

Lease Termination Income	(1,182,890)	-0-	(1,182,890)	(690,730)
Interest Expense	(4,170,104)	(3,764,949)	(12,230,617)	(11,483,255)
Preferred Dividend	(2,151,758)	(2,151,758)	(6,455,274)	(6,455,274)
Stock Compensation Expense	85,137	81,562	256,770	242,651
Straight-lined Rents	65,364	(168,471)	(309,332)	(891,666)
Recurring Capital Expenditures	(218,595)	(67,636)	(510,965)	(244,440)

Adjusted Funds From Operations - AFFO	$5,923,703	$4,724,972	$19,079,707	$14,174,801

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

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Financial Highlights
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013

Weighted Average Common Shares Outstanding
Basic	50,659,518	42,638,000	47,541,797	41,767,240
Diluted	50,760,023	42,822,813	47,634,310	41,958,863

Net Operating Income - NOI	$12,877,027	$11,362,954	$39,405,650	$33,721,391

Basic	$0.25	$0.27	$0.83	$0.81
Diluted	0.25	0.27	0.83	0.80
Net Income Attributable to Common Shareholders	$3,441,790	$2,028,788	$8,185,714	$11,075,760

Basic	$0.07	$0.05	$0.17	$0.27
Diluted	0.07	0.05	0.17	0.26

Funds From Operations - FFO	$7,771,299	$5,607,414	$20,974,725	$21,480,298

Basic	$0.15	$0.13	$0.44	$0.51
Diluted	0.15	0.13	0.44	0.51

Core Funds From Operations - Core FFO	$7,771,299	$5,681,551	$21,437,589	$21,940,297

Basic	$0.15	$0.13	$0.45	$0.53
Diluted	0.15	0.13	0.45	0.52

Core FFO Excluding Gains on Securities Transactions, net	$6,864,128	$4,618,937	$19,954,344	$14,964,211

Basic	$0.14	$0.11	$0.42	$0.36
Diluted	0.14	0.11	0.42	0.36

Core FFO Excluding Lease Termination Income, net	$6,588,409	$5,681,551	$20,254,699	$21,249,567

Basic	$0.13	$0.13	$0.43	$0.51
Diluted	0.13	0.13	0.43	0.51

Adjusted Funds From Operations - AFFO	$5,923,703	$4,724,972	$19,079,707	$14,174,801

Basic	$0.12	$0.11	$0.40	$0.34
Diluted	0.12	0.11	0.40	0.34

Dividends Declared per Common Share	$0.15	$0.15	$0.45	$0.45

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

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Net Operating Income (NOI), Same Store NOI and Same Store Cash NOI Reconciliation
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Revenues
Rental Revenue	$13,383,738	$11,712,134	$41,039,489	$34,759,795
Reimbursement Revenue	2,356,132	2,342,130	6,706,841	5,428,168
Total Rental and Reimbursement Revenue	15,739,870	14,054,264	47,746,330	40,187,963

Expenses
Real Estate Taxes	1,997,324	1,731,667	5,626,181	4,013,129
Operating Expenses	865,519	959,643	2,714,499	2,453,443
Total Expenses	2,862,843	2,691,310	8,340,680	6,466,572

Net Operating Income - NOI	12,877,027	11,362,954	39,405,650	33,721,391

Less: NOI of properties purchased during the periods presented	1,771,355	26,468	6,978,646	1,733,105

Same Store NOI	11,105,672	11,336,486	32,427,004	31,988,286

Reversal of straight line rent GAAP adjustment	186,764	(168,855)	59,801	(782,475)

Same Store Cash NOI	11,292,436	11,167,631	32,486,805	31,205,811

Same Store Occupancy Percentage	93.4%	94.8%	92.8%	94.3%

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

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Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended
	6/30/2014	6/30/2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$14,640,988	$17,531,034
Noncash Items Included in Net Income:
Depreciation & Amortization	13,660,791	11,552,358
Stock Compensation Expense	256,770	242,651
Gain on Sale of Securities Transactions, net	(1,483,245)	(6,976,086)
Gain on Sale of Real Estate Investments	-0-	(345,794)
Changes In:
Tenant, Deferred Rent & Other Receivables	238,223	(1,209,750)
Prepaid Expenses	(927,507)	(1,224,244)
Other Assets & Lease Costs	(776,146)	(3,290,035)
Accounts Payable, Accrued Expenses & Other Liabilities	3,258,630	917,356
NET CASH PROVIDED BY OPERATING ACTIVITIES	28,868,504	17,197,490

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(73,860,759)	(51,807,115)
Capital & Land Site Improvements	(14,825,834)	(10,304,220)
Proceeds on Sale of Real Estate Investments	-0-	1,413,891
Return of Deposits on Real Estate	1,800,000	720,000
Deposits Paid on Acquisitions of Real Estate	(2,500,000)	(1,750,000)
Proceeds from Sale of Securities Available for Sale	11,128,031	31,357,113
Purchase of Securities Available for Sale	(22,887,701)	(10,706,818)
Collections on Loans Receivable	10,126	17,750
NET CASH USED IN INVESTING ACTIVITIES	(101,136,137)	(41,059,399)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	3,000,000	12,000,000
Repurchase of Subordinated Convertible Debentures	-0-	(5,115,000)
Proceeds from Mortgage Notes Payables	48,905,000	41,650,000
Principal Payments on Mortgage Notes Payable	(19,132,018)	(31,977,937)
Financing Costs Paid on Debt	(961,596)	(115,583)
Net Distributions to Noncontrolling Interests	(12,442)	(60,399)
Proceeds from Exercise of Stock Options	620,696	677,985
Proceeds from Underwritten Public Offering of Common Stock Offering,
net of offering costs	65,112,686	-0-
Proceeds from Issuance of Common Stock in the DRIP,
net of Reinvestments	26,983,425	15,585,712
Preferred Dividends Paid	(6,455,274)	(6,455,274)
Common Dividends Paid, net of Reinvestments	(15,482,159)	(13,848,090)
NET CASH PROVIDED BY FINANCING ACTIVITIES	102,578,318	12,341,414

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	30,310,685	(11,520,495)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	12,404,512	24,650,858
CASH AND CASH EQUIVALENTS - END OF PERIOD	$42,715,197	$13,130,363

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

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Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	6/30/2014	6/30/2013	9/30/2013

Mortgage Notes Payable	$279,866,364	$247,615,974	$250,093,382
Loans Payable	25,200,000	17,200,000	22,200,000
Total Debt	305,066,364	264,815,974	272,293,382

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	312,545,851	220,685,858	224,921,221
Total Shareholders' Equity	423,539,601	331,679,608	335,914,971

Total Book Capitalization	728,605,965	596,495,582	608,208,353

Accumulated Depreciation	102,874,886	87,814,254	91,095,415
Total Undepreciated Book Capitalization	$831,480,851	$684,309,836	$699,303,768

Shares Outstanding	56,349,045	43,208,646	44,488,509
Market Price Per Share	$10.04	$9.87	$9.07

Equity Market Capitalization	$565,744,412	$426,469,336	$403,510,777
Total Debt	305,066,364	264,815,974	272,293,382
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$981,804,526	$802,279,060	$786,797,909

Total Debt	$305,066,364	$264,815,974	$272,293,382
less: Cash and Cash Equivalents	42,715,197	13,130,363	12,404,512
Net Debt	$262,351,167	$251,685,611	$259,888,870

Net Debt / Undepreciated Book Capitalization	31.6%	36.8%	37.2%
Net Debt / Total Market Capitalization	26.7%	31.4%	33.0%
Net Debt + Preferred / Total Market Capitalization	38.0%	45.2%	47.1%

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

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Capital Structure and Leverage Ratios (continued)
(unaudited)

					Fiscal Year
	Three Months Ended		Nine Months Ended		Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	9/30/2013
Net Income	$5,593,548	$4,180,546	$14,640,988	$17,531,034	$21,395,246
plus: Depreciation & Amortization (includes Discontinued Operations)	4,640,068	3,839,206	13,660,791	11,545,107	15,542,937
plus: Interest Expense	4,170,104	3,764,949	12,230,617	11,483,255	14,956,954
plus: Acquisition Costs	-0-	74,137	462,864	459,999	514,699
less: Gain on Sale of Securities Transactions, net	(907,171)	(1,062,614)	(1,483,245)	(6,976,086)	(7,133,252)
less: Gain on Sale of Investment Property	-0-	-0-	-0-	(345,794)	(345,794)
EBITDA	$13,496,549	$10,796,224	$39,512,015	$33,697,515	$44,930,790

Interest Expense	$4,170,104	$3,764,949	$12,230,617	$11,483,255	$14,956,954
Preferred Dividends Paid	2,151,758	2,151,758	6,455,274	6,455,274	8,607,032
Total Fixed Charges	$6,321,862	$5,916,707	$18,685,891	$17,938,529	$23,563,986

Interest Coverage	3.2 x	2.9 x	3.2 x	2.9 x	3.0 x
Fixed Charge Coverage	2.1 x	1.8 x	2.1 x	1.9 x	1.9 x

Net Debt	$262,351,167	$251,685,611	$262,351,167	$251,685,611	$259,888,870
Annualized EBITDA	53,986,196	43,184,896	52,682,687	44,930,020	44,930,790

Net Debt / EBITDA	4.9 x	5.8 x	5.0 x	5.6 x	5.8 x
Net Debt + Preferred / EBITDA	6.9 x	8.4 x	7.1 x	8.1 x	8.3 x

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

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		Loans			% of
Fiscal Year Ended	Mortgages	Payable (1)		Total (1)	Total

2014	$5,386,138	$-0-		$5,386,138	1.8%
2015	24,412,522	1,012,039		25,424,561	8.3%
2016	36,132,462	21,270,163	(1)	57,402,625	18.8%
2017	44,218,226	2,917,798		47,136,024	15.5%
2018	34,371,670	-0-		34,371,670	11.3%
Thereafter	135,345,346	-0-		135,345,346	44.3%

Total as of 6/30/2014	$279,866,364	$25,200,000		$305,066,364	100.0%

Notes:

(1) Includes a $20 million Line of Credit due June 2016, which has a one year extension option.

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

11

Property Table by Tenant
(unaudited)				Occupied
		Property	Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.	(D)	27	3,081,753	3,081,753	28.6%	$23,467,000	41.4%	$7.61	$285,197,935	$110,835,413
FedEx Corporation		14	973,413	973,413	9.0%	5,408,000	9.5%	5.56	71,358,092	22,003,064
FedEx Supply Chain Services, Inc.		1	449,900	449,900	4.2%	1,317,000	2.3%	2.93	14,620,887	8,310,831
Total FedEx		42	4,505,066	4,505,066	41.9%	30,192,000	53.3%	6.70	371,176,914	141,149,308

Milwaukee Electric Tool Corp.		1	615,305	615,305	5.7%	1,978,000	3.5%	3.21	27,368,816	15,697,332
Ralcorp Holdings, Inc.		1	558,600	558,600	5.2%	2,135,000	3.8%	3.82	26,633,125	18,125,460
Woodstream Corporation		1	388,671	256,000	2.4%	896,000	1.6%	3.50	13,128,850	1,588,516
CBOCS Distribution, Inc.		1	381,240	381,240	3.5%	1,393,000	2.5%	3.65	14,215,126	8,082,195
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	3.4%	1,611,000	2.8%	4.38	19,600,000	11,591,278
Coca Cola / Western Container		2	323,358	323,358	3.0%	1,584,000	2.8%	4.90	18,852,354	8,789,611
Norton McNaughton of Squire, Inc.		1	306,000	306,000	2.8%	1,389,000	2.5%	4.54	12,972,474	6,324,081
International Paper		1	280,000	280,000	2.6%	1,304,000	2.3%	4.66	18,085,492	12,173,464
United Technologies Corporation		2	244,317	244,317	2.3%	1,878,000	3.3%	7.69	22,481,005	9,428,769
Anda Distribution		1	234,660	234,660	2.2%	1,186,000	2.1%	5.05	14,550,000	9,955,787
Caterpillar Logistics Services, Inc.		1	218,120	218,120	2.0%	1,169,000	2.1%	5.36	14,868,857	7,551,602
Anheuser-Busch, Inc.		1	184,800	184,800	1.7%	785,000	1.4%	4.25	12,386,675	2,284,607
Carlisle Tire & Wheel Company		1	179,280	179,280	1.7%	761,000	1.3%	4.24	7,225,401	1,466,601
Home Depot USA, Inc.		1	171,200	171,200	1.6%	896,000	1.6%	5.23	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.6%	1,035,000	1.8%	6.08	11,967,064	2,545,612
NF&M International	(B)	1	112,542	112,542	1.0%	342,000	0.6%	3.04	2,243,668	-0-
Pittsburgh Glass Works		1	102,135	102,135	0.9%	427,000	0.8%	4.18	3,928,456	-0-
Holland 1916 Inc.		1	95,898	95,898	0.9%	333,000	0.6%	3.47	7,371,118	-0-
National Oilwell Varco		1	91,295	91,295	0.8%	737,000	1.3%	8.07	8,080,828	4,002,772
Joseph T. Ryerson		1	89,052	89,052	0.8%	506,000	0.9%	5.68	6,867,596	1,417,008
CHEP USA, Inc.		1	83,000	83,000	0.8%	117,000	0.2%	5.64	7,167,868	3,169,476
Datatel Resources	(B)	1	80,856	80,856	0.8%	222,000	0.4%	2.75	1,611,968	-0-
Sherwin-Williams Company		2	78,887	78,887	0.7%	633,000	1.1%	8.02	7,213,044	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.7%	584,000	1.0%	7.79	5,525,600	4,004,613
Tampa Bay Grand Prix		1	68,385	68,385	0.6%	281,000	0.5%	4.11	5,651,066	2,289,829
Various Tenants at retail shopping center		1	64,138	53,820	0.5%	202,000	0.4%	3.75	1,929,667	-0-
SOFIVE, Inc.		1	60,400	60,400	0.6%	126,000	0.2%	8.34	4,838,592	2,218,318
Siemens Real Estate		1	51,130	51,130	0.5%	462,000	0.8%	9.04	4,416,000	2,817,185
The American Bottling Company		1	46,240	46,240	0.4%	253,000	0.4%	5.47	3,700,000	2,188,278
Keystone Automotive		1	36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.2%	4.14	1,850,794	-0-
Tenant Total as of 6/30/2014	(B)	77	10,290,524	10,147,535	94.3%	$55,663,000	98.2%	$5.56	$691,368,681	$278,861,702

Vacant		4	473,932	-0-	5.7%	411,000 (C)	0.7%	-0-	22,450,658	1,004,662
Rent received from former tenants during fiscal 2014 whose space was re-leased		-0-	-0-	-0-	-0-	593,000	1.0%	-0-	-0-	-0-
Total as of 6/30/2014		81	10,764,456	10,147,535	100.0%	$56,667,000	100.0%	$5.56	(A) $713,819,339	$279,866,364

(A) Does not include $98,559 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Includes rental revenue from properties during Fiscal 2014 prior to becoming vacant. Also includes one property consisting of 160,000 square feet in Monroe, NC that was leased to Charlotte Pipe & Foundry

Company for 3 years effective 8/1/14 which increases occupancy to 95.8%.

(D) Includes a 55,037 square foot building expansion in Cocoa, FL that was completed 7/10/14.

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

12

Property Table by State
(unaudited)
	Property		Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count		Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Mississippi	4		912,305	912,305	8.5%	$3,394,000	6.0%	$3.72	$45,670,302	$25,653,119
Tennessee	3		891,777	891,777	8.3%	3,021,000	5.3%	3.39	33,807,174	18,428,900
Florida	9	(B)	839,714	839,714	7.8%	5,512,000	9.7%	6.56	71,036,311	29,684,501
Texas	7		796,583	796,583	7.4%	6,211,000	11.0%	7.80	75,557,502	39,991,439
Illinois	7		720,439	720,439	6.7%	4,721,000	8.3%	6.55	61,270,974	7,742,928
Ohio	5		684,762	684,762	6.4%	4,122,000	7.3%	6.02	52,139,659	23,864,778
Missouri	4		651,771	519,100	6.1%	2,006,000	3.5%	3.86	29,176,798	4,134,128
South Carolina	3		574,715	574,715	5.3%	3,489,000	6.2%	6.07	36,000,434	11,080,280
Kentucky	1		558,600	558,600	5.2%	2,135,000	3.8%	3.82	26,633,125	18,125,460
Kansas	3		499,280	499,280	4.6%	2,397,000	4.2%	4.80	28,990,736	15,495,900
Michigan	3		489,571	489,571	4.5%	3,472,000	6.1%	7.09	41,044,636	20,937,036
North Carolina	3		414,507	-0-	3.9%	411,000	0.7%	3.76	17,293,532	1,004,662
Virginia	5		407,265	407,265	3.8%	2,417,000	4.3%	5.90	34,177,535	10,274,101
Pennsylvania	2		315,920	315,920	2.9%	1,215,000	2.1%	3.85	12,845,636	4,806,636
Georgia	3		307,662	307,662	2.9%	1,767,000	3.1%	5.74	22,124,662	8,761,201
Arizona	1		283,358	283,358	2.6%	1,252,000	2.2%	4.42	15,172,511	6,933,776
Wisconsin	2		238,666	238,666	2.2%	1,369,000	2.4%	5.74	15,943,672	3,901,167
New York	3		230,381	230,381	2.1%	1,903,000	3.4%	8.26	20,241,290	4,986,121
Oklahoma	2		166,152	166,152	1.5%	966,000	1.7%	5.81	13,304,165	7,601,402
Maryland	1		144,523	144,523	1.3%	1,426,000	2.5%	9.87	14,386,784	6,275,560
Colorado	2		138,235	138,235	1.3%	1,208,000	2.1%	8.74	13,549,167	3,617,832
New Jersey	2		124,538	114,220	1.2%	554,000	1.0%	6.18	6,768,259	2,218,318
Minnesota	2		119,823	60,398	1.1%	372,000	0.7%	6.16	10,377,126	3,126,278
Nebraska	1		89,115	89,115	0.8%	446,000	0.8%	5.00	5,929,890	-0-
Alabama	1		73,712	73,712	0.7%	412,000	0.7%	5.59	4,751,741	1,220,841
Connecticut	1		54,812	54,812	0.5%	332,000	0.6%	6.06	3,463,824	-0-
Iowa	1		36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,894	-0-
Total as of 6/30/2014	81		10,764,456	10,147,535	100.0%	$56,667,000	100.0%	$5.56	(A) $713,819,339	$279,866,364

(A)	Does not include $98,559 of vacant land and corporate office leasehold improvements not associated with a specific tenant.
(B)	Includes a 55,037 square foot building expansion in Cocoa, FL that was completed 7/10/14.

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

13

Lease Expirations
(unaudited)
		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2014		1	148,000	1.4%	278,000	0.5%	4.86	-0-	4,870,749	-0-
2015		5	694,802	6.5%	3,415,000	6.0%	4.92	0.9	36,702,538	8,869,693
2016	(B)	3	325,656	3.0%	1,315,000	2.3%	4.04	1.8	18,739,648	2,284,607
2017		13	1,672,197	15.5%	8,757,000	15.5%	5.69	2.9	109,574,612	28,188,732
2018	(B)	11	1,011,363	9.4%	6,429,000	11.3%	6.36	4.0	72,588,294	24,174,066
2019		7	1,008,449	9.4%	5,275,000	9.3%	5.23	4.9	63,129,908	23,618,306
2020		1	68,385	0.6%	281,000	0.5%	4.11	6.3	5,651,066	2,289,829
2021		4	271,768	2.5%	1,755,000	3.1%	6.46	7.1	20,366,438	11,150,271
2022		9	1,249,738	11.6%	7,256,000	12.8%	5.81	7.8	86,218,378	50,304,274
2023		12	2,031,705	18.9%	10,810,000	19.1%	5.32	9.0	143,476,270	73,472,170
2024	(D)	9	1,190,323	11.1%	7,790,000	13.7%	6.54	9.9	94,352,277	30,996,500
2025		2	143,400	1.3%	243,000	0.4%	6.80	10.6	12,006,460	5,387,794
2034		1	558,600	5.2%	2,135,000	3.8%	3.82	19.4	26,633,125	18,125,460
Various	(C)	1	64,138	0.6%	202,000	0.4%	3.75	-0-	1,929,667	-0-
Vacant	(E)	3	325,932	3.0%	133,000	0.2%	-0-	-0-	17,579,909	1,004,662
Rent received from former tenants during fiscal 2014 whose space was re-leased		-0-	-0-	-0-	593,000	1.0%	-0-	-0-	-0-	-0-
Total as of 6/30/2014	(B)	81	10,764,456	100.0%	$56,667,000	100.0%	$5.56	6.8	(A) $713,819,339	$279,866,364

(A) Does not include $98,559 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property and therefore are counted as one property in the property count total.

(C) Various tenants at retail shopping center in Somerset, NJ.

(D) Includes a 55,037 square foot building expansion in Cocoa, FL that was completed 7/10/14.

(E) Includes one property consisting of 160,000 square feet in Monroe, NC that was leased to Charlotte Pipe & Foundry Company for 3 years effective 8/1/14.

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

14

Recent Acquisitions During Fiscal 2014
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Dr Pepper Snapple	Tulsa	OK	2014	46,260	$ 253,000	$5.47	2/28/2024	$3,700,000	$2,250,000
2	Ralcorp Holdings, Inc./ConAgra	Buckner (Louisville)	KY	2014	558,600	2,133,000	3.82	10/31/2033	26,633,125	18,475,000
3	International Paper	Edwardsville (Kansas City)	KS	2014	280,000	1,304,000	4.66	8/31/2023	18,085,492	12,550,000
4	FedEx Ground Package System, Inc.	Altoona	PA	2014	122,522	651,000	5.31	8/31/2023	8,990,000	5,000,000
5	FedEx Ground Package System, Inc.	Spring (Houston)	TX	2014	114,923	1,146,000	9.97	8/31/2023	17,568,043	10,630,000
	As of 6/30/2014				1,122,305	$5,487,000	$4.89		$74,976,660	$48,905,000

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

15

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance

1	Milwaukee Electric Tool Corp.		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	$1,978,000	$3.21	8.8	$27,368,816	$15,697,332
2	Ralcorp Holdings, Inc./ConAgra		Buckner (Louisville)	KY	2014	100.0%	558,600	2,135,000	3.82	19.6	26,633,125	18,125,460
3	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,317,000	2.93	4.9	14,620,887	8,310,831
4	Woodstream Corporation		St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	3.3	13,128,850	1,588,516
5	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,393,000	3.65	10.0	14,215,126	8,082,195
6	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,611,000	4.38	7.6	19,600,000	11,591,278
7	Norton McNaughton of Squire, Inc.		Hanahan (Charleston)	SC	2005	100.0%	306,000	1,389,000	4.54	0.8	12,972,474	6,324,081
8	Western Container Corp		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,252,000	4.42	2.8	15,172,511	6,933,776
9	International Paper		Edwardsville	KS	2014	100.0%	280,000	1,304,000	4.66	9.2	18,085,492	12,173,464
10	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	9.0	22,861,023	9,693,833
11	Anda Distribution		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,186,000	5.05	8.1	14,550,000	9,955,787
12	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	2.4	14,868,857	7,551,602
13	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	112,542	342,000	3.04	4.3	2,243,668	-0-
	Datatel Resources	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	222,000	2.75	1.4	1,611,968	-0-
14	Anheuser-Busch, Inc.		Granite City (St. Louis)	IL	2001	100.0%	184,800	785,000	4.25	1.9	12,386,675	2,284,607
15	United Technologies Corporation		Carrollton (Dallas)	TX	2002	100.0%	184,317	1,570,000	8.52	4.5	17,740,000	9,428,769
16	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	3.9	7,225,401	1,466,601
17	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,425,000	8.05	9.3	15,413,307	3,093,301
18	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	7.8	13,700,000	8,741,025
19	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	896,000	5.23	1.0	11,298,367	-0-
20	FedEx Ground Package System, Inc.		Tampa	FL	2001	100.0%	170,779	1,486,000	8.70	10.0	18,415,122	8,108,085
21	Vacant	(D)	Monroe	NC	2001	-0-	160,000	-0-	na	-0-	5,500,697	1,004,662
22	Vacant		Fayetteville	NC	1997	100.0%	148,000	278,000	na	-0-	4,870,749	-0-
23	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	4.1	14,386,784	6,275,560
24	FedEx Ground Package System, Inc.	(C)	Cocoa	FL	2008	100.0%	144,138	1,072,000	7.44	10.3	13,610,954	5,713,975
25	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	143,619	1,046,000	7.28	9.3	11,232,648	4,023,946
26	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	3.0	9,373,672	-0-
27	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	2.9	18,537,652	4,041,313
28	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	9.2	8,990,000	4,806,636
29	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	7.8	9,604,165	5,413,124
30	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	114,923	1,146,000	9.97	9.2	17,568,043	10,368,860
31	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	7.2	7,438,483	4,091,760
32	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	8.8	7,724,625	822,780
33	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	3.4	8,541,237	4,836,082
34	Vacant		Winston-Salem	NC	2002	-0-	106,507	133,000	na	-0-	6,922,086	-0-
35	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	5.2	10,960,823	981,508
36	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	520,000	5.01	9.2	5,728,690	2,576,029
37	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	8.8	10,200,000	6,281,845
38	Fedex Ground Package System. Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	7.9	8,733,000	5,374,834
39	Pittsburgh Glass Works		O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	1.0	3,928,456	-0-
40	Fedex Ground Package System. Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	8.9	6,570,000	3,901,167
41	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	333,000	3.47	5.0	7,371,118	-0-
42	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	4.9	6,170,285	2,080,013
43	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	3.3	7,565,717	4,404,814
44	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	4.1	7,614,653	1,662,898
45	National Oilwell Varco		Houston	TX	2010	100.0%	91,295	737,000	8.07	8.3	8,080,828	4,002,772
46	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	9.3	5,929,890	-0-
47	Joseph T. Ryerson		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	2.6	6,867,596	1,417,008
48	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	427,000	4.88	2.3	5,017,447	-0-
49	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	117,000	5.64	10.6	7,167,868	3,169,476

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

16

Property Table								Rent
(unaudited)								Per
				Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance

50	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	4.2	6,767,782	3,069,620
51	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	79,485	1,121,000	14.10	10.3	15,627,187	3,810,666
52	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	584,000	7.79	7.4	5,525,600	4,004,613
53	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	8.2	4,751,741	1,220,841
54	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	2.8	4,967,639	-0-
55	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	6.9	4,483,613	2,502,178
56	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	4.1	6,354,051	1,698,361
57	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	281,000	4.11	6.3	5,651,066	2,289,829
58	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	4.3	7,195,115	1,919,471
59	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	473,000	7.12	9.5	5,540,000	-0-
60	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	1.1	4,748,374	2,545,612
61	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	84.0%	64,138	202,000	3.75	-0-	1,929,667	-0-
62	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	3.3	4,971,161	2,035,874
63	SoFive Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	126,000	8.34	10.6	4,838,592	2,218,318
64	FedEx Ground Package System, Inc.	Stewartsville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	8.9	5,220,000	3,126,278
65	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	308,000	5.13	1.9	4,741,005	-0-
66	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	-0-	59,425	-0-	na	-0-	5,157,126	-0-
67	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	4.0	5,328,873	1,209,599
68	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	332,000	6.06	2.7	3,463,824	-0-
69	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	462,000	9.04	4.8	4,416,000	2,817,185
70	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	353,000	7.00	0.7	3,754,866	-0-
71	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	3.2	4,344,037	-0-
72	Dr Pepper Snapple	Tulsa	OK	2014	100.0%	46,240	253,000	5.47	9.7	3,700,000	2,188,278
73	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	455,000	9.84	7.2	4,764,500	2,700,498
74	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	7.3	3,679,843	1,855,835
75	Keystone Automotive	Urbandale (Des Moines)	IA	1994	100.0%	36,270	137,000	3.78	2.8	2,161,895	-0-
76	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	121,000	3.36	9.8	1,900,691	-0-
77	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	3.0	4,104,915	2,251,703
78	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	3.4	1,959,568	-0-
79	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	8.4	1,926,932	-0-
80	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	5.1	1,850,794	-0-
81	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	7.3	1,673,047	-0-
	Rent received from former tenants during fiscal 2014 whose space was re-leased				-0-	-0-	593,000	-0-	-0-	-0-	-0-
	Total as of 6/30/2014				94.3%	10,764,456	$56,667,000	$5.56	6.8	(A) $713,819,339	$279,866,364

(A) Does not include $98,559 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Includes a 55,037 square foot building expansion in Cocoa, FL that was completed 7/10/14.

(D) This property was leased to Charlotte Pipe & Foundry Company for 3 years effective 8/1/14 which increases occupancy to 95.8%.

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

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Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), same store NOI, same store cash NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (US GAAP), is the most appropriate measure, it considers NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of US GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by US GAAP, excluding extraordinary items as defined under US GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring property revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses.

Same Store NOI is the NOI of all properties that are owned during the periods presented and excluding any properties purchased during the periods presented.

Same Store Cash NOI is the Same Store NOI adjusted to exclude the effects of the straight line rent GAAP adjustment for the properties included in the Same Store NOI calculation.

Same Store Occupancy Percentage is the occupancy percentage of the properties included in the Same Store NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, less NOI from discontinued operations, plus interest and dividend income.

AFFO is calculated as EBITDA, minus lease termination income, minus US GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents, plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with US GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with US GAAP) as a measure of results of operations or cash flows (calculated in accordance with US GAAP) as a measure of liquidity. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

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FOR IMMEDIATE RELEASE August 6, 2014

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE THIRD QUARTER ENDED JUNE 30, 2014

FREEHOLD, NJ, August 6, 2014........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $7,771,000 or $0.15 per diluted share for the three months ended June 30, 2014 as compared to $5,682,000 or $0.13 per diluted share for the three months ended June 30, 2013. Excluding gains realized from the sale of securities during the quarter, Core FFO was $6,864,000 or $0.14 per diluted share for the three months ended June 30, 2014, as compared to $4,619,000 or $0.11 per diluted share for the three months ended June 30, 2013. Adjusted Funds from Operations (AFFO), which excludes gains or losses from the sale of securities and excludes lease termination income, were $0.12 per diluted share for the three months ended June 30, 2014 as compared to $0.11 per diluted share for the three months ended June 30, 2013.

A summary of significant financial information for the three and nine months ended June 30, 2014 and 2013 is as follows:

	Three Months Ended June 30,
	2014	2013
Rental Revenue	$13,384,000	$11,712,000
Reimbursement Revenue	$2,356,000	$2,342,000
Lease Termination Income	$1,183,000	$-0-
Net Operating Income (NOI) (1)	$12,877,000	$11,363,000
Total Expenses	$8,811,000	$7,846,000
Interest and Dividend Income	$942,000	$844,000
Gain on Sale of Securities Transactions, net	$907,000	$1,063,000
Income from Continuing Operations	$5,594,000	$4,185,000
Income (Loss) from Discontinued Operations	$-0-	$(5,000)
Net Income Attributable to Common Shareholders	$3,442,000	$2,029,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.07	$0.05
Core FFO (1)	$7,771,000	$5,682,000
Core FFO per Diluted Common Share (1)	$0.15	$0.13
AFFO (1)	$5,924,000	$4,725,000
AFFO per Diluted Common Share (1)	$0.12	$0.11

Weighted Avg. Diluted Common Shares Outstanding	50,760,000	42,823,000

	Nine Months Ended June 30,
	2014	2013
Rental Revenue	$41,039,000	$34,760,000
Reimbursement Revenue	$6,707,000	$5,428,000
Lease Termination Income	$1,183,000	$691,000
Net Operating Income (NOI) (1)	$39,406,000	$33,721,000
Total Expenses	$25,883,000	$21,607,000
Interest and Dividend Income	$2,877,000	$2,972,000
Gain on Sale of Securities Transactions, net	$1,483,000	$6,976,000
Income from Continuing Operations	$14,641,000	$17,239,000
Income from Discontinued Operations	$-0-	$292,000
Net Income Attributable to Common Shareholders	$8,186,000	$11,076,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.17	$0.26
Core FFO (1)	$21,438,000	$21,940,000
Core FFO per Diluted Common Share (1)	$0.45	$0.52
AFFO (1)	$19,080,000	$14,175,000
AFFO per Diluted Common Share (1)	$0.40	$0.34

Weighted Avg. Diluted Common Shares Outstanding	47,634,000	41,959,000

Third Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

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A summary of significant balance sheet information as of June 30, 2014 and September 30, 2013 is as follows:

	June 30, 2014	September 30, 2013
Net Real Estate Investments	$611,043,000	$536,799,000
Securities Available for Sale at Fair Value	$60,642,000	$45,452,000
Total Assets	$739,392,000	$617,241,000
Mortgage Notes Payable	$279,866,000	$250,093,000
Loans Payable	$25,200,000	$22,200,000
Total Shareholders’ Equity	$423,540,000	$335,915,000

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal 2014:

“Monmouth continued to make progress over the recent quarter across several fronts:

•	AFFO per diluted share for the current quarter increased 9% as compared to the prior year quarter and increased 18% for the nine months ended June 30, 2014 as compared to the nine months ended June 30, 2013.
•	As of June 30, 2014, the Company’s occupancy rate was 94.3% and our average lease maturity increased to 6.8 years as compared to 6.2 years a year ago.
•	On June 26, 2014, we leased our 60,400 square foot building located in Carlstadt, NJ for 10.5 years at an average rate of $8.34 per square foot as compared to $7.61 per square foot that was paid by the prior tenant representing an increase of 10%. This building was vacant since April 1, 2014.
•	On May 28, 2014, the Company completed a common equity offering that generated net proceeds of approximately $65.1 million.
•	During the quarter, we grew our acquisition pipeline to eleven new Class A build-to-suit industrial properties, representing approximately 3.5 million square feet, for a total purchase price of approximately $255.7 million. In keeping with our business model, these high quality properties are leased primarily to investment grade tenants pursuant to long-term net leases and are strategically situated at major airports, major transportation hubs, and manufacturing plants that are integral to our tenants’ operations. These new properties are expected to generate annualized rental revenue of approximately $17.6 million and will benefit from an average lease term of approximately 11.4 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.
•	In addition to our six recently completed building expansions, we entered into agreements to expand five of our properties by approximately 236,000 square feet pursuant to which we will invest a total of approximately $18.7 million. Upon completion, the expansions will result in a new ten year lease extension for each of these properties and will result in increased annual rent of approximately $1.9 million.
•	Subsequent to quarter end, on July 18, 2014, we entered into a three year lease agreement with Charlotte Pipe and Foundry Company for our 160,000 square foot building located in Monroe, NC that was previously vacant. Annual rent commenced on August 1, 2014 at a rate of $560,000 or $3.50 per square foot with 2% increases each year. As a result of leasing our building in Monroe, NC, the Company’s occupancy rate as of August 1, 2014 increased to 95.8%.

Our gross leasable area has increased by 15% to 10.8 million square feet over the prior year period and is expected to grow to over 14.0 million square feet in fiscal 2015 upon the completion of the acquisitions and expansions mentioned above. Our successful leasing activity has resulted in a very strong current occupancy level of 95.8%. Our recent equity offering provides us with the capital to fund our highly accretive acquisition and expansion pipeline. With 86% of our rental revenue derived from investment grade tenants our earnings quality is among the highest in the REIT sector. We look forward to building on the substantial growth that we have achieved to date by adding high quality properties and tenants to our portfolio while enhancing long-term returns for our shareholders.”

Monmouth Real Estate Investment Corporation will host its Third Quarter 2014 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, August 7, 2014 at 10:00 a.m. Eastern Time.

The Company’s third quarter 2014 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

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The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 7, 2014. It will be available until November 30, 2014, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10047730. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty-one properties located in twenty-seven states, containing a total of approximately 10.8 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-US GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, amortization of deferred financing and deferred leasing costs, recurring capital expenditures and straight-line rent adjustments. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO and Core FFO for the three and nine months ended June 30, 2014 and 2013 are calculated as follows:

	Three Months Ended		Nine Months Ended
	06/30/2014	06/30/2013	06/30/2014	06/30/2013
Net Income Attributable to Common Shareholders	$3,442,000	$2,029,000	$8,186,000	$11,076,000
Depreciation Expense (including Discontinued Operations)	3,991,000	3,194,000	11,779,000	9,596,000
Amortization of Intangible Assets	338,000	385,000	1,010,000	1,154,000
Gain on Sale of Investment Property	-0-	-0-	-0-	(346,000)
FFO Attributable to Common Shareholders	7,771,000	5,608,000	20,975,000	21,480,000
Acquisition Costs	-0-	74,000	463,000	460,000
Core FFO Attributable to Common Shareholders	$7,771,000	$5,682,000	$21,438,000	$21,940,000

The Company’s Core FFO, excluding the net Gain on Securities Transactions for the three and nine months ended June 30, 2014 and 2013 are calculated as follows:

	Three Months Ended		Nine Months Ended
	06/30/2014	06/30/2013	06/30/2014	06/30/2013
Core FFO Attributable to Common Shareholders	$7,771,000	$5,682,000	$21,438,000	$21,940,000
Less: Gain on Sale of Securities Transactions, net	907,000	1,063,000	1,483,000	6,976,000
Core FFO, excluding net Gain on Sale of Securities Transactions Attributable to Common Shareholders	$6,864,000	$4,619,000	$19,955,000	$14,964,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2014 and 2013:

	Nine Months Ended
	06/30/2014	06/30/2013

Operating Activities	$28,869,000	$17,197,000
Investing Activities	(101,136,000)	(41,059,000)
Financing Activities	102,578,000	12,341,000

# # # # #

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